UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 28, 2018
ALIMERA SCIENCES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-34703	20-0028718
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6120 Windward Parkway Suite 290 Alpharetta, Georgia		30005
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code: (678) 990-5740

Not Applicable
(Former name or former address if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Overview

On November 28, 2018, the Board of Directors (the “Board”) of Alimera Sciences, Inc. (the “Company”) approved a succession plan (the “Succession Plan”) that will generally take effect on January 2, 2019 (the “Transition Date”). As more fully explained below, under the Succession Plan:

•
C. Daniel Myers, co-founder and currently the Company’s Chief Executive Officer, will retire as Chief Executive Officer, will serve as Non-Executive Chairman of the Board and will be a consultant to the Company.

•
Richard S. Eiswirth, Jr., currently the Company’s President and Chief Financial Officer, will be promoted to Chief Executive Officer and assume day-to-day leadership of the Company. Mr. Eiswirth will retain his title of President and will join the Board.

•	J. Philip Jones, currently the Company’s Vice President of Finance, will be promoted to the role of Chief Financial Officer.

•
David Holland, currently the Company’s Senior Vice President Sales and Marketing U.S., will assume the titles of Chief Marketing Officer and Senior Vice President Corporate Communications and Managed Markets.

•	Philip Ashman, Ph. D, currently the Company’s Senior Vice President, Managing Director Europe, will assume the titles of Chief Operating Officer and Senior Vice President Commercial Operations Europe.

•
Kenneth Green, currently Senior Vice President, Chief Scientific Officer and Global Head of Research and Development, will retire on March 31, 2019 and become a consultant to the Company effective April 1, 2019.

•	James R. Largent will step down as Chairman of the Board and become Lead Independent Director.

Retirement of Dan Myers as Chief Executive Officer and Election as Non-Executive Chairman of the Board

On November 28, 2018, C. Daniel Myers, co-founder and the Company’s current Chief Executive Officer, notified the Board that, effective as of the Transition Date, he will retire as Chief Executive Officer pursuant to the Succession Plan. In connection with Mr. Myers’ resignation as Chief Executive Officer, Mr. Myers and the Company entered into a Succession and Consulting Agreement (the “Consulting Agreement”) whereby Mr. Myers will serve as a consultant to the Company beginning on the Transition Date. Mr. Myers’ current employment agreement will remain in effect until it terminates on the Transition Date.

During the term of the Consulting Agreement, Mr. Myers will provide consulting services to the Company for up to 24 business days per year, and the Company will pay him $120,000 per year in equal monthly installments. The Consulting Agreement has an initial term of one year but may be extended or terminated thereafter as provided in the Consulting Agreement, but in no event beyond December 31, 2021. The Consulting Agreement may be terminated by either party without cause upon six months’ notice and also contains customary covenants, terms and conditions, including provisions concerning termination for cause, noncompetition, non-solicitation and confidentiality. Under the Consulting Agreement, the Company will also pay $600,000 in severance to Mr. Myers in connection with his termination as an employee of the Company. The severance is payable in 24 equal monthly installments of $25,000.

In connection with the Succession Plan, the Board also appointed Mr. Myers as the Non-Executive Chairman of the Board effective as of the Transition Date. As Non-Executive Chairman of the Board, Mr. Myers will receive the standard annual cash payment for all non-employee directors, which is currently equal to $35,000. In addition, he will receive an annual cash payment of $45,000 for his service as the Non-Executive Chairman of the Board; provided, however, that (a) in no event shall the total cash compensation paid to Mr. Myers as a non-employee director and Non-Executive Chairman of the Board exceed $80,000 per annum unless the Board specifically approves a greater amount; and (ii) the amount of such compensation is subject to adjustment from time to time in the normal course of consideration by the compensation committee of the board (the “Compensation Committee”) and the Board in light of current market trends and advice from the Compensation Committee’s compensation consultant. As a non-employee director, Mr. Myers will also receive the standard annual option grant to non-employee directors following each annual meeting of stockholders. That grant is currently an option to purchase 40,000 shares of the Company’s common stock, which amount may be increased or decreased in the future.

The description of the Consulting Agreement is qualified by reference to the full text of the Consulting Agreement, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Appointment of Rick Eiswirth as Chief Executive Officer and Director

Pursuant to the Succession Plan and to fill the position that will be left vacant by Mr. Myers’ retirement, the Board appointed Richard S. Eiswirth, Jr., age 49, to serve as the Company’s Chief Executive Officer effective as of the Transition Date. Mr. Eiswirth currently serves as the Company’s President and Chief Financial Officer. He has served as President since January 2016 and Chief Financial Officer since

2005. He also served as the Company’s Chief Operating Officer from August 2010 until December 2015. In connection with the Succession Plan, Mr. Eiswirth resigned as Chief Financial Officer, effective as of the Transition Date.

As part of the Succession Plan, the Board also increased the number of directors on the board from eight to nine, consisting of three classes of three directors each. The Board then elected Mr. Eiswirth to fill the recently created vacancy on the Board as a Class II, with a term expiring at the annual stockholders meeting in 2021. This election will become effective as of the Transition Date.

The Company intends to negotiate the terms of Mr. Eiswirth’s service as the Company’s Chief Executive Officer and enter into an amended and restated employment agreement with him in early 2019. The Compensation Committee will determine the compensation to be paid to Mr. Eiswirth in accordance with the Committee’s annual review of executive compensation to be completed in early 2019. His current employment agreement, including its compensation provisions, will continue in effect until the amended and restated employment agreement becomes effective.

Appointment of Phil Jones as Chief Financial Officer

On November 28, 2018, to fill the position that will be left vacant by Mr. Eiswirth, the Board appointed J. Philip Jones, age 55, as the Company’s Chief Financial Officer, effective as of the Transition Date. Mr. Jones is currently the Company’s Vice President of Finance, a position he has held since 2016. Mr. Jones joined the Company in 2015 as the Corporate Controller. Before joining the Company, Mr. Jones held various senior financial leadership roles in Theragenics Corporation, a medical product manufacturing company, Superior Essex, a communications cable company, and Arjo Wiggins Medical, the medical division of Arjo Wiggins Appleton. Mr. Jones began his financial career in 1986 as an accountant for a large regional CPA firm in Atlanta, Georgia. Mr. Jones is a Certified Public Accountant in the state of Georgia and is a graduate of Auburn University with a B.S.B.A. degree with an emphasis in accounting.

The Company intends to negotiate the terms of Mr. Jones’ service as the Company’s Chief Financial Officer and enter into an employment agreement with him in early 2019. The Compensation Committee will determine, in consultation with Mr. Eiswirth as Chief Executive Officer, the compensation to be paid to Mr. Jones in accordance with the Committee’s annual review of executive compensation to be completed in early 2019. Mr. Jones’ current compensation will continue in effect until the amended and restated employment agreement becomes effective.

Appointment of Philip Ashman as Chief Operating Officer

The Board also appointed Philip Ashman, Ph.D., age 53, to the offices of Chief Operating Officer and Senior Vice President Commercial Operations Europe. Dr. Ashman has served as the Senior Vice President, Managing Director Europe since January 1, 2013. Before joining the Company, Dr. Ashman held a number of leadership roles at Bayer from 2006 to 2012, most recently responsible for leadership of the market access strategy in the U.K. for Bayer, covering all therapy areas including Ophthalmology. Prior to this, Dr. Ashman served as Vice President Global Marketing Oncology at Bayer and also as Vice President Regional Business Unit Head (Europe) Oncology, responsible for the delivery of oncology sales and profitability targets in Europe, Canada, the Middle East and Africa. Before 2006, Dr. Ashman held UK-based business leadership positions in AstraZeneca and Sanofi. Dr. Ashman holds a doctorate in biochemistry from the University of London: Royal Holloway and Bedford, U.K., and a Bachelor of Science degree in biochemistry from the University College London, U.K.

The Company intends to negotiate the terms of Dr. Ashman’s service as the Company’s Chief Operating Officer and Senior Vice President Commercial Operations Europe and enter into an amended and restated employment agreement with him in early 2019. The Compensation Committee will determine, in consultation with Mr. Eiswirth as Chief Executive Officer, the compensation to be paid to Dr. Ashman in accordance with the Committee’s annual review of executive compensation to be completed in early 2019. His current employment agreement, including its compensation provisions, will continue in effect until the amended and restated employment agreement becomes effective.

Retirement of Ken Green and Transition to a Consulting Role

On November 28, 2018, Kenneth Green, Ph.D., the Company’s Senior Vice President, Chief Scientific Officer and Global Head of Research and Development, notified the Board that, effective March 31, 2019, he will resign from employment with the Company. In connection with Dr. Green’s resignation, Dr. Green and the Company entered into a Succession and Consulting Agreement (the “Green Consulting Agreement”) whereby Dr. Green will serve as a consultant to the Company for a one-year term beginning on April 1, 2019. Pursuant to the terms of the Green Consulting Agreement, Dr. Green’s current employment agreement will remain in effect until it terminates on April 1, 2019.

During the one-year term of the Green Consulting Agreement, Dr. Green will provide consulting services to the Company for up to 36 business days, and the Company will pay him $406,000 in equal monthly installments. The Green Consulting Agreement may be terminated by either party without cause. If the Company terminates the agreement without cause, then Dr. Green will be entitled to the unpaid balance of the scheduled compensation for the one-year term. The Green Consulting Agreement also contains customary covenants, terms and conditions, including provisions concerning termination for cause, noncompetition, non-solicitation and confidentiality.

The description of the Green Consulting Agreement is qualified by reference to the full text of the Green Consulting Agreement, a copy of which is attached as Exhibit 10.2 to this Current Report on Form 8-K and incorporated herein by reference.

Item 7.01. Regulation FD.

On November 29, 2018, the Company issued a press release announcing the Succession Plan. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Additional Information about the Succession Plan

The following information relates to the Succession Plan but is not required under Item 5.02.

Creation of Lead Independent Director Role and Election of Jim Largent as Lead Independent Director

Under the Succession Plan, the Board also amended the Company’s Corporate Governance Guidelines, effective as of the Transition Date, to provide that, at least annually, the Board shall elect a lead independent director (the “Lead Independent Director”) by and from the independent Board members to serve for a minimum of one year. Responsibilities of the Lead Independent Director will include, among others, presiding at meetings of the Board at which the Chairman is not present, serving as a liaison between the Chairman and the independent directors, previewing the information to be provided to the Board, approving meeting agendas for the Board, organizing and leading the Board’s evaluation of the CEO, and leading the Board’s annual self-assessment.

In connection with the Succession Plan, on November 28, 2018, James R. Largent, Chairman of the Board, notified the Board that, effective as of the Transition Date, he will resign as Chairman of the Board but will remain a director of the Company.

The Board elected Mr. Largent to serve as Lead Independent Director beginning on the Transition Date. Mr. Largent, an independent director, has served on the Board since 2011 and as its Chairman since 2015.

Other Officer Appointments and Changes

In accordance with the Succession Plan, the Board appointed David Holland to the office of Chief Marketing Officer, Senior Vice President Corporate Communications and Managed Markets effective as of the Transition Date. Mr. Holland, a co-founder of the Company, served as the Vice President of Marketing from 2003 through August 2010, when he was appointed the Senior Vice President of Sales and Marketing.

Outside the Succession Plan, Christopher S. Visick recently joined the Company as Vice President, General Counsel and Secretary.

Board of Directors Effective on the Transition Date

As of the Transition Date, we expect the Board to consist of the members listed below:

C. Daniel Myers	Non-Executive Chairman and Class I Director (term expires in 2020)
James R. Largent	Class I Lead Independent Director (term expires in 2020)
Calvin W. Roberts, M.D.	Class I Director (term expires in 2020)
Garheng Kong, M.D., Ph.D.	Class II Director (term expires in 2021)
Richard S. Eiswirth, Jr.	Class II Director (term expires in 2021)
Mary Szela	Class II Director (term expires in 2021)
Mark J. Brooks	Class III Director (term expires in 2019)
Brian K. Halak, Ph.D.	Class III Director (term expires in 2019)
Peter J. Pizzo, III	Class III Director (term expires in 2019)

Executive Officers

As of the Transition Date, we expect our executive officers to consist of the following:

Richard S. Eiswirth, Jr.	Chief Executive Officer
J. Philip Jones	Chief Financial Officer
Philip Ashman, Ph.D.	Chief Operating Officer, Senior Vice President Commercial Operations Europe
David Holland	Chief Marketing Officer, Senior Vice President Corporate Communications and Managed Markets
Kenneth Green, Ph.D.	Senior Vice President, Chief Scientific Officer and Global Head of Research*
___________________________________
* Dr. Green will retire on March 31, 2019.

The information in this Current Report on Form 8-K under Item 7.01 is being “furnished” and not “filed” with the SEC for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities under such section. Furthermore, such information shall not be deemed incorporated by reference in any filing under the Securities Act, or the Exchange Act, unless specifically identified as being incorporated therein by reference.

Item 9.01. Financial Statements and Exhibits.
(d)    Exhibits

Exhibit No.	Description
10.1	Succession and Consulting Agreement, dated as of November 28, 2018, by and between Alimera Sciences, Inc. and C. Daniel Myers
10.2	Succession and Consulting Agreement, dated as of November 28, 2018, by and between Alimera Sciences, Inc. and Kenneth Green, Ph.D.
99.1	Press Release of Alimera Sciences, Inc. dated November 29, 2018

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALIMERA SCIENCES, INC.

Dated: November 29, 2018	By:	/s/ RICHARD S. EISWIRTH, JR.
	Name:	Richard S. Eiswirth, Jr.
	Title:	President and Chief Financial Officer